Other Comprehensive Loss - Schedule of Amounts Recognized in Other Comprehensive Income (Loss) (Detail) - Entertainment One Film And Television Business [Member] - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Oct. 01, 2023	Sep. 25, 2022	Dec. 25, 2022	Dec. 26, 2021
Other comprehensive earnings (loss), tax effect:
Tax (expense) benefit on cash flow hedging activities	$ 33	$ 1,911	$ (420)	$ (616)
Tax (expense) benefit on foreign currency translation amounts	0	0	0	0
Reclassifications to earnings, tax effect:
Tax expense (benefit) on net (gains) losses on cash flow hedging activities	13	232	404	203
Total tax effect on other comprehensive loss attributable to Entertainment One Film and Television Business Film and Television	$ (20)	$ (1,679)	$ (16)	$ (413)